                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 2004

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          United States                  000-26342                       N/A
-----------------------------     ------------------------      ----------------------
(State or Other Jurisdiction      (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                          Identification Number)



          1900 East 9th Street
            Cleveland, Ohio                                           44114-3484
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 222-2000
                                                   --------------
                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events
         ------------
         For the Distribution Date of February 17, 2004, The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
    (a)  Financial statements of businesses acquired.

         Not applicable

    (b)  Pro forma financial information

         Not applicable

    (c)  Exhibits

         The following is filed herewith. The exhibit numbers correspond with
         Item 601 of Regulation S-K.

         Exhibit No.        Description
         -----------        -----------
         20.1               Series 2000-1 Monthly Certificateholders'
                            Statement dated February 11, 2004

         20.2               Series 2001-1 Monthly Certificateholders'
                            Statement dated February 11, 2004

         20.3               Series 2002-1 Monthly Certificateholders'
                            Statement dated February 11, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              National City Bank, as Servicer of
                              National City Credit Card Master Trust

                                        By: /s/ William F. Smith
Dated:   February 18, 2004                 -------------------------------------
                                           Name:   William F. Smith
                                           Title:  Executive Vice President
                                                   Credit Card Finance

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
20.1               Series 2000-1 Monthly Certificateholders' Statement dated February 11, 2004

20.2               Series 2001-1 Monthly Certificateholders' Statement dated February 11, 2004

20.3               Series 2002-1 Monthly Certificateholders' Statement dated February 11, 2004